EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to incorporation by reference in this registration statement of our reports dated January 31, 1996 included in Pyramid Breweries Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                                       /s/ Arthur Andersen LLP


Seattle, Washington
November 18, 1996




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